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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 10, 2006

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                     1-13941              58-0687630
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(State or other Jurisdiction of     (Commission File       (IRS Employer
Incorporation or Organization)          Number)          Identification No.)

               309 E. Paces Ferry Road, N.E.
                     Atlanta, Georgia                        30305-2377
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         (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE

         On April 10, 2006, Aaron Rents, Inc. (the "Company") issued a press release announcing that its chief operating officer and chief financial officer will be making at presentation regarding the Company's business and financial profile at SunTrust Robinson Humphrey's 35th Annual Institutional Conference on Tuesday, April 11, 2006 at 2:00 PM Eastern Time. The press release, which is furnished herewith as Exhibit 99.1, also provides information on how to access the simultaneous and archived webcast of the Company's presentation.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits:

Exhibit No.                       Description
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      99.1     Aaron Rents, Inc. Press Release dated April 10, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AARON RENTS, INC.


                                                  By: /s/ Gilbert L. Danielson
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                                                      Gilbert L. Danielson
                                                      Executive Vice President,
Date:  April 10, 2006                                 Chief Financial Officer